                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A
                                AMENDMENT NO. 1
                              (AMENDING ITEM 7(B))

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report:   December 31, 1996
                       (Date of earliest event reported)


                       ALTERNATIVE LIVING SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE,                    1-11999                   39-1771281
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)




                       450 N. SUNNYSLOPE ROAD, SUITE 300
                          BROOKFIELD, WISCONSIN 53005
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (414) 789-9565
              (Registrant's telephone number, including area code)
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         This Amendment No. I supplements the Current Report on Form 8-K filed on January 14, 1997 (the "Form 8 K") by Alternative Living Services, Inc. (the "Company"). At the time of filing the Form 8-K, it was impracticable for the Company to provide the pro forma financial information required by Item 7(b).


Item 7.  Financial Statements, Pro Forma

                 (b)      Pro Forma Financial Information.

                          Included in this Report are the following pro forma financial statements of Alternative Living Services,
                          Inc:

                          (1) Alternative Living Services, Inc. and subsidiaries unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 1996;

                          (2) Alternative Living Services, Inc., unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1996;

                          (3) Alternative Living Services, Inc., unaudited Notes to Pro Forma Condensed Consolidated Financial Statements.
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               ALTERNATIVE LIVING SERVICES, INC. AND SUBSIDIARIES
                         UNAUDITED PRO FORMA CONDENSED
                          CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                                        1996 (A)
                                                                        --------
                                     ASSETS

Current Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      32,399
Property, plant and equipment, net  . . . . . . . . . . . . . . . . . .      79,860(ii)
Long-term investments . . . . . . . . . . . . . . . . . . . . . . . . .       1,171
Investments in and advances to unconsolidated affiliates  . . . . . . .       1,649
Other assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11,812
                                                                           --------
         Total assets . . . . . . . . . . . . . . . . . . . . . . . . .    $126,891
                                                                           ========

                     LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . .      19,027
Long-term debt, less current installments . . . . . . . . . . . . . . .      28,649(iv)
Other long-term liabilities . . . . . . . . . . . . . . . . . . . . . .         123
Deferred gain on sale . . . . . . . . . . . . . . . . . . . . . . . . .       7,310
Minority interest . . . . . . . . . . . . . . . . . . . . . . . . . . .       5,888
Stockholders' equity:
    Common stock and additional paid-in capital   . . . . . . . . . . .      76,108
    Accumulated deficit   . . . . . . . . . . . . . . . . . . . . . . .     (10,214)
         Total stockholders' equity . . . . . . . . . . . . . . . . . .      65,894
                                                                           --------
         Total liabilities and stockholders' equity . . . . . . . . . .    $126,891
                                                                           ========

          See accompanying notes to consolidated financial statements.
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                       ALTERNATIVE LIVING SERVICES, INC.
                     UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                  The Company
                                             The               Meditrust           Pro Forma
                                           Company         Sale/Leaseback(A)      As Adjusted
                                           -------         -----------------      -----------

Revenue                                      39,599                0                 39,599

Operating Expense:
    Residence operations                     25,710                                  25,710
    Lease expense                             6,053            2,649 (i)              8,702
    General & administrative                  7,933                                   7,933
    Depreciation & amortization               2,994             (785)(ii)             1,920
                                                                (289)(iii)
    Non-recurring charge                        976                                     976
                                         ----------          -------               --------
    Total operating expenses                 43,666            1,575                 45,241
                                         ----------          -------               --------

         Operating loss                      (4,067)          (1,575)                (5,642)

    Interest expense (net)                   (3,740)           1,547(iv)             (1,293)
                                                                 900 (v)

    Equity in losses of
         unconsolidated affiliates              (52)              (5)(vi)               (57)
    Other income (expense)                      (28)                                    (28)
    Minority interest                            76              (22)(vii)               54
                                         ----------          -------              ---------

         Total other expenses, net           (3,744)           2,420                 (1,324)
                                         ----------          -------              ---------


Net Loss                                 $   (7,811)             844              $  (6,966)
                                         ==========          =======              =========

    Net loss per share                   $    (0.79)                              $   (0.70)
                                         ==========                               =========

    Weighted average shares
         outstanding                          9,889                                   9,889
                                         ==========                               =========

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                       ALTERNATIVE LIVING SERVICES, INC.
                          UNAUDITED PRO FORMA NOTES TO
                       CONSOLIDATED FINANCIAL STATEMENTS


(A) To record effects of December 31, 1996 sale/leaseback of twelve residences. The pro forma adjustments of expenses and net loss were made for the number of months each residence was in operation. These residences and the number of months in operation are: Clare Bridge of Lower Makefield (11 months), Clare Bridge of Montgomery (4 months), Clare Bridge of Tampa (1 month), and Clare Bridge of Fort Myers (1 month). In addition, several residences were in partnerships for part of 1996. The impact of the sale/leaseback is reflected in the equity in subsidiaries or minority interest depending on ownership. These residences, ALS's partnership percentage, and number of months in partnerships are: Hamilton House of Ann Arbor (25%, 5 months), Hamilton House of Farmington Hills I (22.5%, 5 months), Hamilton House of Farmington Hills II (22.5%, 5 months), Hamilton House of Utica (25%, 5 months), Clare Bridge of Lower Makefield (60%, 7 months), and Northampton Manor (60%, 8 months). The Meditrust sale/leaseback impact is:

         (i) an increase in lease expense of $2.6 million, (ii) a decrease in depreciation expense of $785,000 due to the sale of $25.0 million of property, plant, and equipment, (iii) $290,000 amortization of $5.7 million deferred gain, (iv) a decrease of $1.5 million of interest related to the $24.1 million of long-term debt paid off with sale/leaseback proceeds, (v) interest income of $900,000 on the $18.0 million net proceeds, (vi) $5,000 increase in equity in subsidiaries income, (vii) $22,000 increase in minority interest income.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 17, 1997

                                    ALTERNATIVE LIVING SERVICES, INC.
                                                         (Registrant)


                                 By:    /s/ Thomas E. Komula
                                    ---------------------------------------
                                    Thomas E. Komula, Senior Vice President
                                    Treasurer and (Chief Financial Officer